UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 25, 2018 (May 21, 2018)

ASIA PACIFIC BOILER CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-176312	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Unit 10 & 11, 26th Floor, Lippo Centre, Tower 2, 89 Queensway Admiralty, Hong Kong
(Address of principal executive offices)

+852-3875-3362
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01 Change in Registrant's Certifying Accountant.

Previous independent registered public accounting firm

On May 21, 2018, Asia Pacific Boiler Corporation, a Nevada corporation (the “Company” or “we”), dismissed Anton & Chia, LLP (“A&C”) as its independent registered public accounting firm. A&C has not audited and reported on the Company’s financial statements for the yeared ended December 31, 2016 and 2017. The decision to change the independent accountant was approved by our Board of Directors on May 21, 2018.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with A&C, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of A&C, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

On May 24, 2018, we provided A&C, with a copy of this disclosure before the filing was made with the SEC. We requested that A&C, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. We have been trying to contacting A&C regarding this dismissal since January 2017. However, we have not received any response from A&C. We will file an amendment to this report on Form 8-K and attach the response letter from A&C as an exhibit as soon as it becomes available.

New independent registered public accounting firm.

On May 21, 2018, the Company’s board of directors (the “Board”) appointed HKCMCPA Company Limited (“HKCMCPA”) as our new independent registered public accounting firm, effective May 21, 2018. During the two most recent fiscal years and through the date of our engagement, we did not consult with HKCMCPA regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). In approving the selection of HKCMCPA as the Company’s new independent registered public accounting firm, the Board considered all relevant factors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2018

ASIA PACIFIC BOILER CORPORATION

By:	/s/ John Gong Chin Ong
John Gong Chin Ong
Chairman, Chief Executive Officer, Director

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